                                 EXHIBIT 10.22

                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------

          This Pledge and Security Agreement ("Pledge Agreement") is entered into as of the 10Eday of July, 1996, between USTRAILS, a Nevada corporation, as pledgor ("Pledgor") and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), as pledgee, and is entered into with reference to the following facts:

                                    RECITALS
                                    --------

          FACT ONE:  Contemporaneously herewith, Pledgor and Foothill are
          --------
entering into financial agreements evidenced by that certain Loan and Security Agreement of even date herewith (the "Loan Agreement"), and other documents as set forth therein, whereby Foothill has agreed to loan money (the "Loan", as defined in the Loan Agreement: all terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement) to Pledgor.

          FACT TWO:  The loan will be secured by, inter alia, pledges of notes
          --------                                ----- ----
and the security and related instruments concerning the same and pledges of stock in the companies set forth in ExhibitE"A" attached hereto ("Stock") and incorporated by reference hereby.

          NOW THEREFORE, pursuant to the above and pursuant to the Loan Agreement, the parties hereto agree as follows:

          1.   PLEDGE TO FOOTHILL BY PLEDGOR
               -----------------------------

          Pledgor hereby grants a continuing first priority security interest in, and pledges to Foothill all of Pledgor's right, title and interest in and to the following items of collateral (collectively, the "Collateral"):

          (a) All of Pledgor's right, title and interest in and to the notes set forth herein in ExhibitE"B" attached hereto, and the future subsequently pledgedEnotes and delivered by Pledgor to Foothill and endorsed to the order of Foothill (the "Notes"), including, without limitation, the right to receive all payments of principal and/or interest, and any and all personal and/or real property collateral therefor, and any and all guaranties of the obligations evidenced by the Notes (including without limitation all guaranties from Affiliates of Pledgor) and any extensions, renewals, or substitutions of the Notes. Foothill shall be entitled to receive any and all payments made pursuant to or in satisfaction of the Notes. Pledgor shall execute any and all documents required by Foothill to ensure the receipt by Foothill of such payments. Foothill shall hold the same as collateral for the Obligations, subject to the default provisions hereof, until satisfaction in full of all of the Obligations (other than contingent unliquidated Obligations pursuant to Section 11.3 of the Loan Agreement); and

          (b) All proceeds of the Notes, including, but not limited to, all accounts, instruments, chattel paper, notes, general intangibles, goods, equipment, deposit accounts, money and whatever other tangible or intangible property is received by Pledgor upon the sale or other disposition of the Notes, and the proceeds thereof; and

          (c) All of Pledgor's right, title and interest in and to the mortgages and deeds of trust (collectively, "Note Mortgages") securing the Notes, including, without limitation, the right to exercise any and all rights and privileges associated therewith, all to the same degree as if Foothill were the owner thereof; and

          (d) The Stock, including without limitation, the right to exercise any and all rights and privileges associated therewith, together with the right to receive dividends or stock splits therefrom, all to the same degree as if Foothill was the owner thereof; provided, however, that Pledgor shall retain the right to vote the Stock or grant proxies to vote the Stock and, to the extent expressly permitted under the Loan Agreement, to receive dividends and other distributions in respect thereof, unless there is an "Event of Default" (as defined in the Loan Agreement) in which event Foothill has the option (but not the obligation) to exercise voting rights on any and all of the Stock and, to the extent distributions are expressly permitted under the Loan Agreement and are made, to retain and apply any such dividends and distributions thereon in accordance with the Loan Agreement.

          2.   FOOTHILL OBLIGATIONS
               --------------------
          The Collateral shall secure the repayment of all Obligations.

          3.   PAYMENTS RECEIVED
               -----------------
          Any and all cash received by Foothill on respect of any of the Collateral shall be accepted and applied in accordance with the provisions of the Loan Agreement.

          4.   COVENANTS, WARRANTIES, REPRESENTATIONS AND PROMISES OF PLEDGOR
               --------------------------------------------------------------
          Pledgor hereby covenants, warrants, represents and promises to Foothill that:

          (i) The security interests of Foothill shall attach to the Collateral without further act on the part of Pledgor or Foothill.

          (ii) Pledgor will execute and deliver to Foothill, concurrently with Pledgor's execution of this Pledge Agreement and at any time or times hereafter at the request of Foothill, Stock Powers, in blank, and such other records respecting the Collateral which Foothill is entitled to receive pursuant to the Loan Agreement, and do any other acts in order to perfect and maintain perfected Foothill's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under this Pledge Agreement.

          (iii) That each Note and Note Mortgage is the bona fide obligation of the maker/mortgagor, that Pledgor has good and valid title to the Collateral and full power and authority to pledge the same, and that the Collateral is and shall remain, except as provided herein, free from any credit, deduction, discount, allowance, defense (including usury) and any other security interests, liens, encumbrances, or rights of recoupment or setoff.

          (iv) The companies set forth on Exhibit "A" represent all of the companies in which Pledgor has an ownership interest and the stock certificates referenced therein represent 100% of the common and preferred stock authorized and outstanding of each. There are no outstanding warrants with respect to any of the companies listed on Exhibit "A".

          (v) Pledgor will not authorize or permit the issuance of any additional stock in the listed companies nor the issuance of any warrants with respect thereto.

          (vi) The Notes set forth on Exhibit "B" represent all of the notes which Pledgor is the holder of.

          5.   EVENTS OF DEFAULT BY PLEDGOR
               ----------------------------
          Pledgor shall be in default hereunder if any of the following shall occur:

          (a) Pledgor shall fail to perform, keep, or observe any term, provision, condition, covenant, agreement, warranty, or representation contained in this Pledge Agreement, the Loan Agreement, or any Loan Document; or

          (b) There shall be a levy upon, seizure, or attachment of any portion of the Collateral; or

          (c) There shall be an Event of Default under the Loan Agreement.

          6.   REMEDIES UPON DEFAULT BY PLEDGOR
               --------------------------------

          In the event of a default by Pledgor under this Pledge Agreement, Foothill may, at its election, and without notice and without demand, exercise its rights and remedies under the Loan Agreement and exercise any and all other rights and remedies of a secured party under the California Commercial Code.

          In view of the fact that securities laws may impose certain restrictions on the method by which a sale of the Collateral may be effected after an Event of Default, Pledgor agrees that upon the occurrence and during the continuance of an Event of Default, Foothill may from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Foothill may solicit offers to buy the Collateral, or any part of it for cash, from a limited number of investors deemed by Foothill, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Collateral. If Foothill shall solicit such offers from not less than four (4) such investors, then the acceptance by Foothill of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Collateral.

          Notwithstanding the above, should Foothill determine that, prior to any public offering of any securities contained in the Collateral, such securities should be registered under the Securities Act of 1933 and/or registered or qualified under any other federal or state law, and that such registration and/or qualification is not practical, then Pledgor agrees that it will be commercially reasonable if a private sale is arranged so as to avoid a public offering even if offers are solicited from fewer than four
(4) investors, and even though the sales price established and/or obtained may be substantially less than the price which would be obtained pursuant to a public offering.

          Foothill may exercise one or more or all of the foregoing rights and remedies or any and all further rights and remedies provided for in other agreements now or hereafter existing between Pledgor and Foothill. All of such rights and remedies are specifically hereby made cumulative. No delay or failure on the part of Foothill in exercising any right, privilege, remedy or option hereunder shall operate as waiver of such or any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Foothill, and then only to the extent therein set forth.

          7.   FOOTHILL'S DUTIES
               -----------------

          Foothill shall not have any duties with respect to the Collateral other than the duty to use reasonable care if the Collateral is in its possession. Without limiting the generality of the foregoing, Foothill shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any other persons, to sell the same if it threatens to decline in value, or to exercise any rights represented thereby; provided,
                                                                 --------
however, Foothill may, at its option, do so, and any and all reasonable expenses
- -------
incurred in connection therewith shall be for the account of Pledgor.


          8.   MISCELLANEOUS PROVISIONS
               ------------------------

          8.1 This Pledge Agreement shall be construed under, governed by, and enforced in accordance with the laws of the State of California. The parties agree that all actions or proceedings arising in connection with this Pledge Agreement shall be tried and litigated only in the state and federal courts located in the County of Los Angeles, State of California.

          8.2 If any clause, provision, or right provided for herein is unenforceable or inoperative, the remainder of this Pledge Agreement may be enforced as if such clause, provision, or right were not contained herein.

          8.3 This Pledge Agreement cannot be changed or terminated orally.

          8.4 All the representations, warranties, rights, privileges, remedies and options given to Foothill hereunder shall inure to the benefit of its successors and assigns and all of the terms, conditions, promises, covenants, provisions, representations and warranties contained in this Pledge Agreement shall bind the representatives, successors and assigns of each of the parties.

          8.5 In the event of litigation arising under or in connection with this Pledge Agreement, the prevailing party shall be entitled to recover from the losing party any and all reasonable attorneys' fees and costs incurred, including, without limitation, fees and costs incurred pursuant to 11 U.S.C.

          8.6 THE VALIDITY OF THIS PLEDGE AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PLEDGE AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. PLEDGEOR AND FOOTHILL WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 8.6. PLEDGOR AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PLEDGOR AND FOOTHILL REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PLEDGE AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed as of the date first hereinabove written.

                         "PLEDGOR"

                          USTRAILS INC.,
                          a Nevada corporation


                          By:__________s/ Walter B. Jaccard__
                                       --------------------
                          Print Name:_____Walter B. Jaccard__
                                          -----------------
                          Its:____________Vice President_____
                                          --------------

STATE OF CALIFORNIA       )
                          ) ss.
COUNTY OF LOS ANGELES     )


          On July 16, 1996 before me, the undersigned, a notary public in and for said State, personally appeared _______________Walter B. Jaccard___________
                                                   -----------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

          WITNESS my hand and official seal.



                     Signature__s/_Donna Sanders___________
                                ----------------
                                   NOTARY PUBLIC
(SEAL)

                                   EXHIBIT A
                                   ---------

                                     STOCK
                                     -----


                                      STOCK             NO.
NAME OF COMPANY                       CERTIFICATE NO.   OF SHARES
                                                        STOCKHOLDER

1.  Shorewood Corporation             2                 5
                                                        USTrails
                                                        Inc.
2.  National American Corporation     4                 1,000
                                                        USTrails
                                                        Inc.
                                                        (formerly
                                                        known as
                                                        NACO Finance
                                                        Corporation)
3.  UST Wilderness Management         1                 100,000
                                                        USTrails
                                                        Inc.
4.  Thousand Trails (Canada), Inc.    2                 1
                                                        USTrails
                                                        Inc.
                                                        (formerly
                                                        known as
                                                        Thousand
                                                        Trails,
                                                        Inc.)
5.  TT Offshore, Ltd.                 4                 4,000
                                                        USTrails
                                                        Inc.
                                                        (formerly
                                                        known as
                                                        Thousand
                                                        Trails,
                                                        Inc.)
6.  TT Offshore, Ltd.                 3                 6,000
                                                        USTrails
                                                        Inc.
                                                        (formerly
                                                        known as
                                                        Thousand
                                                        Trails,
                                                        Inc.)

                                   EXHIBIT B
                                   ---------

                                 PLEDGED NOTES
                                 -------------


                                                                                 ORIGINAL         CURRENT
                                                                                 PRINCIPAL        AMOUNT
NOTE                     ISSUER                         NOTEHOLDER     DATE      AMOUNT
                                                                                 OWING
Revolving Credit Note    National American Corporation  USTrails Inc.  12/31/91  $22,000,00
                                                                                 0
                                                                                 $18,648,40
                                                                                 1.65
Term Loan Note           National American Corporation  USTrails Inc.  12/31/91  $20,015,00
                                                                                 0
                                                                                 $10,765,00
                                                                                 0.00
